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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 6, 2004

                       Renegade Venture (NEV) Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                     000-28575                   84-1108499
         ------                     ---------                   ----------
       (State of                 (Commission File              (IRS Employer
     Incorporation)                  Number)                 Identification No.)

                                6901 S. Park Ave.
                                Tucson, AZ 85706
                     --------------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

           ---------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).


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ITEM 7.01. Regulation FD Disclosure.


     On October 6, 2004, Renegade Venture (NEV.) Corporation, a Nevada corporation (the "Registrant") announced that the Registrant has updated its financial guidance for annual 2004 and 2005. A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.1.


ITEM 9.01. Financial Statements and Exhibits.


(c) Exhibits.




Exhibit No.                           Document
----------                            --------

99.1        Press release of Renegade Venture (NEV.) Corporation,
            Inc. issued October 6, 2004.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2004
                                      Renegade Venture (NEV) Corporation
                                      (Registrant)

                                 By:  /s/ John Sawyer
                                      ------------------------------------------
                                      Name:   John Sawyer
                                      Title:  President